UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1) is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Semi-Annual Report	June 30, 2018

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

Dear Shareholders:

While the S&P 500’s total return of 2.7% for the first six months of 2018 sounds fairly pedestrian, the first half of the year witnessed a sudden return of market volatility that had remained dormant throughout 2017. After a stellar January saw the Index rise to record highs, stocks retreated in February and March when the possibility of faster-than-expected inflation and higher interest rates triggered a spike in volatility. The S&P 500 experienced one of the quickest 10% declines from an all-time high on record, a move that was exacerbated by the unraveling of trading strategies betting on low equity volatility. The second quarter brought threats of tariffs, trade wars, and strained international relations; however, the S&P 500 generally rebounded through the end of June, supported by superb corporate profits and persistent economic growth. With profits and cash returns to shareholders continuing to increase smartly in this period of stagnant stock prices, the broad market and our investment portfolio enter the second half of the year with improved valuation metrics and a solid foundation for a further advance.

Heightened concerns about rising inflation and interest rates set off the market’s rapid correction in February, but the Federal Reserve continues to move at a very gradual pace in returning monetary policy to a neutral stance. A miniscule upside surprise in a government report on wage growth and a bipartisan budget deal that raised government spending combined to fuel speculation that the Federal Reserve might need to lift interest rates more quickly than previously forecast. Those concerns over potential inflationary pressures caused the yield on the 10-year US Treasury note to increase by 70 basis points, from 2.41% at the beginning of the year to 3.11% on May 17. However, additional economic data points and the Fed’s consistent messages calmed the fixed income markets through the remainder of the first half, enabling the 10-year yield to return to 2.86% by the end of June. As such, the interest rate curve continued to shift up in a measured manner, with the Fed increasing short-term interest rates by 50 basis points, and the yield on the 10-year Treasury note rising 45 basis points during the first half of 2018. These higher rates across the yield curve represented a headwind for fixed income instruments and contributed to a 1.6% decline for the Barclay’s US Aggregate Index over the period.

Outside of the United States, slowing economic momentum and declining liquidity conditions created additional difficulties for international equity markets and the value of many foreign currencies. Having surprised on the upside in 2017, the European Union and Japan both experienced a decline in their rate of GDP growth in the first quarter. Many emerging markets also displayed signs of cooling momentum, with currency values under pressure in countries such as Argentina, Brazil, India, Russia, South Africa, and Turkey. Meanwhile, stronger growth in the

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

US economy and in the profits of its corporate sector contributed to an appreciation of the US dollar relative to most foreign currencies. These developments resulted in a small decline for most international equity markets in their local currencies and a (2.4%) and (6.5%) total decline in dollars for the MSCI EAFE Index and MSCI Emerging Markets Index, respectively, over the first half of the year. At this point in the cycle, the US appears to enjoy the lead in global growth while also serving as a safe haven for global funds in times of market uncertainty.

While markets exhibited greater volatility in the first half, the corporate sector continued to perform exceptionally well, leading to valuation compression for the equity market. The S&P 500 reported a 23.3% year-on-year gain in operating earnings per share (EPS) in the first quarter, with almost 80% of companies beating revenue and profit estimates. Even though second quarter earnings reports are only partly complete, consensus estimates are pointing to another quarter of better than 20% growth in EPS. The energy sector continues to be a significant growth driver, aided by a substantial increase in oil prices and easy year-over-year comparisons; however, eight of the eleven sectors are projected to report double-digit earnings growth for the second quarter. Using estimates from David Bianco at Deutsche Bank, full year EPS growth for the S&P 500 is now projected at 20% for 2018, from a level of approximately $133 in 2017 to $160 per share in 2018. We expect a typical Sarofim portfolio to see earnings growth greater than 25% over the same period. Strong revenue growth, margin expansion, lower tax rates, and generous share buybacks are all contributing to these results for the broader market and for our portfolio companies. Importantly, we also expect 2019 to be another positive year for profit growth. As a result, while the decline in the market’s price-earnings multiple indicates some concerns about rising economic or financial risks, we believe that the market is now in a much better position to rise as companies report growing profits.

Fueled by record profitability and a newfound ability to repatriate foreign cash balances, cash-rich businesses are returning copious amounts of money to investors. In March, U.S. corporations set a record for share buybacks in a quarter at $189.1 billion as the one-year rolling sum of total returns to shareholders via dividends and buybacks topped $1 trillion for the first time in history. The technology sector is seeing particularly strong buyback trends, with Apple embarking on a remarkable $100 billion increase to its buyback program. America’s biggest companies have now paid out over $4.8 trillion in buybacks and dividends since the beginning of 2013, a figure that exceeds the size of the Federal Reserve’s entire post-crisis quantitative easing program. Separately, the value of global merger and acquisition activity rose to $2.5 trillion in the first half of 2018, up 64% compared to the same period in 2017, breaking an all-time record for the period. AT&T’s court victory in its $80 billion acquisition of Time Warner Inc. helped to boost worldwide

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

deal volumes; that decision was widely viewed as opening the door to more deal-making, increasing the odds of a record-breaking year for M&A.

While inflation, interest rates and geopolitical concerns continue to impact market sentiment, the US economy and underlying corporate fundamentals remain quite healthy. We believe the foundation for a continued market advance – earnings growth – is still strong, and equity valuations have become more attractive as profit growth has accelerated in the face of a flat market this year. While our primary focus remains on our portfolio companies’ prospects for continued earnings growth, we remain alert to signs of accelerating inflation, trade tensions and the stresses of generally tighter financial conditions. We believe the strength of our companies’ balance sheets and cash flows provide financial strength and flexibility to weather the volatile periods surrounding these concerns. Furthermore, Fayez Sarofim & Co.’s portfolio companies are benefiting from record cash flows, which are being redeployed for the shareholder’s benefit into dividend increases and share buybacks. Given the financial strength, earnings outlook and return of capital of the companies in our investment portfolio, we remain confident in the long-term outlook for portfolio returns.

Sincerely yours,

Fayez Sarofim

Gentry Lee

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

SECTOR WEIGHTINGS †:

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%

	Shares	Value

Belgium — 0.9%
Anheuser-Busch InBev ADR	8,780	$884,673

Canada — 1.1%
Canadian Pacific Railway	5,430	993,799

Denmark — 1.6%
Novo Nordisk ADR	31,400	1,448,168

France — 1.8%
LVMH Moet Hennessy Louis Vuitton ADR	25,225	1,672,417

Germany — 0.9%
Infineon Technologies ADR	31,600	808,012

Netherlands — 1.8%
ASML Holding, Cl G	8,695	1,721,349

Switzerland — 3.3%
Nestle ADR	23,973	1,856,229
Roche Holding ADR	43,580	1,204,115

		3,060,344

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

COMMON STOCK — continued
	Shares	Value

United States — 88.0%
Consumer Discretionary — 8.9%
Amazon.com *	800	$1,359,840
Comcast, Cl A	57,406	1,883,491
McDonald’s	5,973	935,909
NIKE, Cl B	13,360	1,064,525
Twenty-First Century Fox, Cl A	23,680	1,176,659
Twenty-First Century Fox, Cl B	9,416	463,927
Walt Disney	13,962	1,463,357

		8,347,708

Consumer Staples — 14.0%
Altria Group	42,742	2,427,318
Coca-Cola	58,212	2,553,178
Constellation Brands, Cl A	2,200	481,514
Estee Lauder, Cl A	15,132	2,159,185
Kraft Heinz	2,670	167,730
PepsiCo	15,220	1,657,001
Philip Morris International	45,064	3,638,468

		13,084,394

Energy — 7.3%
Chevron	18,097	2,288,004
ConocoPhillips	14,624	1,018,123
Enterprise Products Partners (A)	30,080	832,313
Exxon Mobil	32,593	2,696,419

		6,834,859

Financials — 16.7%
American Express	17,785	1,742,930
Berkshire Hathaway, Cl B *	1,809	337,650
BlackRock, Cl A	4,660	2,325,527
Chubb	18,856	2,395,089
Intercontinental Exchange	16,800	1,235,640
JPMorgan Chase	29,359	3,059,208
S&P Global	7,033	1,433,958
State Street	22,915	2,133,157
Wells Fargo	16,505	915,037

		15,578,196

Health Care — 6.0%
Abbott Laboratories	28,515	1,739,130
AbbVie	22,563	2,090,462
Intuitive Surgical *	500	239,240

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

United States — continued
Health Care — continued
UnitedHealth Group	6,275	$1,539,509

		5,608,341

Industrials — 4.6%
Union Pacific	10,703	1,516,401
United Technologies	14,446	1,806,183
Verisk Analytics, Cl A *	9,000	968,760

		4,291,344

Information Technology — 28.3%†
Alphabet, Cl C *	3,325	3,709,536
Apple	30,144	5,579,956
Automatic Data Processing	4,050	543,267
Facebook, Cl A *	28,800	5,596,416
Microsoft	50,485	4,978,326
Texas Instruments	32,676	3,602,529
Visa, Cl A	17,775	2,354,299

		26,364,329

Materials — 2.2%
Air Products & Chemicals	5,209	811,197
Praxair	7,858	1,242,743

		2,053,940

		82,163,111

TOTAL COMMON STOCK (Cost $44,802,664)		92,751,873

SHORT-TERM INVESTMENTS (B) — 0.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, 1.450%	55,010	55,011
SEI Daily Income Trust Government Fund, Cl A, 1.660%	302,918	302,918

TOTAL SHORT-TERM INVESTMENTS (Cost $357,929)		357,929

TOTAL INVESTMENTS — 99.8% (Cost $45,160,593)		$93,109,802

Percentages are based on Net Assets of $93,252,070.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

*	Non-income producing security.
†	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Security considered a Master Limited Partnership. At June 30, 2018, such securities amounted to $832,313, or 0.9% of Net Assets
(B)	Rate shown is the 7-day effective yield as of June 30, 2018.

ADR — American Depositary Receipt

Cl — Class

At June 30, 2018, all of the Fund’s investments were Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended June 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
June 30, 2018 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $45,160,593)	$ 93,109,802
Dividends Receivable	135,436
Tax Reclaim Receivable	85,590
Prepaid Expenses	10,454

Total Assets	93,341,282

Liabilities:
Payable due to Adviser	32,681
Payable due to Administrator	8,219
Chief Compliance Officer Fees Payable	1,600
Payable due to Trustees	239
Other Accrued Expenses	46,473

Total Liabilities	89,212

Net Assets	$ 93,252,070

Net Assets Consist of:
Paid-in Capital	$ 42,878,322
Undistributed Net Investment Income	254,316
Accumulated Net Realized Gain on Investments	2,170,223
Net Unrealized Appreciation on Investments	47,949,209

Net Assets	$ 93,252,070

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,782,829

Net Asset Value, Offering and Redemption Price Per Share*	$ 11.98

    * Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE SIX MONTHS ENDED
JUNE 30, 2018 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$ 1,169,223
Less: Foreign Taxes Withheld	(36,042)

Total Investment Income	1,133,181

Expenses:
Investment Advisory Fees	230,488
Administration Fees	49,589
Trustees’ Fees	7,883
Chief Compliance Officer Fees	2,897
Legal Fees	15,788
Transfer Agent Fees	13,644
Registration and Filing Fees	11,562
Printing Fees	9,428
Audit Fees	9,032
Custodian Fees	2,480
Other Expenses	12,558

Total Expenses	365,349

Less:
Waiver of Investment Advisory Fees	(42,662)

Net Expenses	322,687

Net Investment Income	810,494

Net Realized Gain on Investments	2,119,703
Net Change in Unrealized Depreciation on Investments	(1,794,352)

Net Realized and Unrealized Gain on Investments	325,351

Net Increase in Net Assets Resulting from Operations	$ 1,135,845

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017

Operations:
Net Investment Income	$ 810,494	$ 1,207,384
Net Realized Gain on Investments	2,119,703	3,568,502
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,794,352)	15,663,792

Net Increase in Net Assets Resulting from Operations	1,135,845	20,439,678

Dividends and Distributions:
Net Investment Income	(666,298)	(1,112,978)
Net Realized Gain	–	(3,862,166)

Total Dividends and Distributions	(666,298)	(4,975,144)

Capital Share Transactions:
Issued	2,318,778	155,853
Reinvestment of Dividends and Distributions	256,746	2,186,621
Redeemed	(3,301,537)	(19,691,749)

Net Decrease in Net Assets from Capital Share Transactions	(726,013)	(17,349,275)

Total Decrease in Net Assets	(256,466)	(1,884,741)

Net Assets:
Beginning of Period	93,508,536	95,393,277

End of Period (Including Undistributed Net Investment Income of $254,316 and $110,120, respectively)	$ 93,252,070	$ 93,508,536

Share Transactions:
Issued	192,570	14,171
Reinvestment of Dividends and Distributions	21,925	185,432
Redeemed	(273,235)	(1,893,542)

Net Decrease in Shares Outstanding from Share Transactions	(58,740)	(1,693,939)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS
			Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Period

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Period Ended December 31, 2014*
Net Asset Value, Beginning of Period	$11.92	$10.00	$9.46	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.16	0.17	0.20	0.20
Net Realized and Unrealized Gain (Loss)	0.04	2.41	0.54	(0.57)	0.82

Total from Investment Operations	0.15	2.57	0.71	(0.37)	1.02

Redemption Fees	0.00	0.00	0.00	0.00^	0.00^

Dividends and Distributions:
Net Investment Income	(0.09)	(0.15)	(0.17)	(0.20)	(0.22)
Net Realized Gains	–	(0.50)	–	(0.65)	(0.12)

Total Dividends and Distributions	(0.09)	(0.65)	(0.17)	(0.85)	(0.34)

Net Asset Value, End of Period	$11.98	$11.92	$10.00	$9.46	$10.68

Total Return †	1.24%	25.82%	7.56%	(3.43)%	10.23%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$93,252	$93,509	$95,393	$98,055	$108,754
Ratio of Expenses to Average Net Assets	0.70%**	0.70%	0.70%	0.70%	0.70%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.79%**	0.79%	0.78%	0.77%	0.82%**
Ratio of Net Investment Income to Average Net Assets	1.76%**	1.37%	1.72%	1.94%	1.95%**
Portfolio Turnover Rate	6%***	3%	5%	12%	11%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
(1)	Per share calculations were performed using average shares for the period.
*	The Fund commenced operations on January 17, 2014.
**	Annualized.
***	Not Annualized.
^	Amount represents less than $.01 per share.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2018, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended June 30, 2018, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2018, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i. e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the period ended June 30, 2018, there were no redemption fees retained by the Fund. For year ended December 31, 2017 there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended June 30, 2018, the Fund was charged $49,589 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2019. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

(90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At June 30, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
1/01/2016-12/31/2016	2018	$ 70,698
1/01/2017-12/31/2017	2019	82,209
1/01/2018-6/30/2018	2020	75,831

		$ 228,738

6.	Investment Transactions:

For the period ended June 30, 2018, the Fund made purchases of $5,079,091 and sales of $6,114,203 in investment securities other than long-term U.S. Government and short-term securities. For the period ended June 30, 2018, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

The tax character of dividends and distributions paid during the year ended December 31, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2017	$1,169,932	$3,805,212	$4,975,144
2016	1,676,092	3,790	1,679,882

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 110,125
Undistributed Long-Term Capital Gains	31,535
Unrealized Appreciation	49,762,563
Other Temporary Differences	(22)

Total Net Distributable Earnings	$ 49,904,201

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2017, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$45,160,593	$48,163,783	$(214,574)	$47,949,209

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

8.	Concentration of Risks:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Other:

At June 30, 2018, 43% of total shares outstanding were held by one affiliated shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (January 1, 2018 to June 30, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period. ”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 01/01/18	Ending Account Value 06/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,012.40	0.70%	$3.49
Hypothetical 5% Return	1,000.00	1,021.32	0.70	3.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 22, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
JUNE 30, 2018 (Unaudited)

SHAREHOLDER VOTING RESULTS

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	1,280,261,954	58,538,573	95.63%	4.37%
N. Jeffrey Klauder	1,292,711,736	46,088,791	96.56%	3.44%
Joseph T. Grause, Jr.	1,279,204,698	59,595,829	95.55%	4.45%
Mitchell A. Johnson	1,260,036,047	78,764,480	94.12%	5.88%
Betty L. Krikorian	1,278,672,397	60,128,130	95.51%	4.49%
Bruce Speca	1,279,095,054	59,705,473	95.54%	4.46%
George J. Sullivan, Jr.	1,266,623,410	72,177,117	94.61%	5.39%
Tracie E. Ahern	1,298,017,704	40,782,823	96.95%	3.05%

NOTES

NOTES

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, Texas 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

SAR-SA-001-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: September 6, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: September 6, 2018